EXHIBIT 24(a)


                        POWER OF ATTORNEY

      KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of up to 2,000,000 shares of Cinergy Corp. Common Stock, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of April, 1998.



                              /s/  NEIL A. ARMSTRONG
                                 Neil A. Armstrong

                        POWER OF ATTORNEY

      KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of up to 2,000,000 shares of Cinergy Corp. Common Stock, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of April, 1998.



                              /s/  JAMES K. BAKER
                                 James K. Baker

                        POWER OF ATTORNEY

      KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of up to 2,000,000 shares of Cinergy Corp. Common Stock, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of April, 1998.



                              /s/  MICHAEL G. BROWNING
                                 Michael G. Browning

                        POWER OF ATTORNEY

      KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of up to 2,000,000 shares of Cinergy Corp. Common Stock, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of April, 1998.



                              /s/  PHILLIP R. COX
                                 Phillip R. Cox

                        POWER OF ATTORNEY

      KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of up to 2,000,000 shares of Cinergy Corp. Common Stock, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of April, 1998.



                              /s/  KENNETH M. DUBERSTEIN
                                 Kenneth M. Duberstein

                        POWER OF ATTORNEY

      KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of up to 2,000,000 shares of Cinergy Corp. Common Stock, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of April, 1998.



                              /s/  CHERYL M. FOLEY
                                 Cheryl M. Foley

                        POWER OF ATTORNEY

      KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of up to 2,000,000 shares of Cinergy Corp. Common Stock, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of April, 1998.



                              /s/  JOHN A. HILLENBRAND, II
                                John A. Hillenbrand, II

                        POWER OF ATTORNEY

      KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of up to 2,000,000 shares of Cinergy Corp. Common Stock, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of April, 1998.



                              /s/  GEORGE C. JULIFS
                                 George C. Julifs

                        POWER OF ATTORNEY

      KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of up to 2,000,000 shares of Cinergy Corp. Common Stock, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of April, 1998.



                              /s/  MELVIN PERELMAN
                                 Melvin Perelman

                        POWER OF ATTORNEY

      KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of up to 2,000,000 shares of Cinergy Corp. Common Stock, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of April, 1998.



                              /s/  THOMAS E. PETRY
                                 Thomas E. Petry

                        POWER OF ATTORNEY

      KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of up to 2,000,000 shares of Cinergy Corp. Common Stock, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of April, 1998.



                              /s/  JACKSON H. RANDOLPH
                                 Jackson H. Randolph

                        POWER OF ATTORNEY

      KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of up to 2,000,000 shares of Cinergy Corp. Common Stock, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of April, 1998.



                              /s/  JAMES E. ROGERS
                                 James E. Rogers

                        POWER OF ATTORNEY

      KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of up to 2,000,000 shares of Cinergy Corp. Common Stock, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of April, 1998.



                              /s/  JOHN J. SCHIFF, JR.
                                 John J. Schiff, Jr.

                        POWER OF ATTORNEY

      KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of up to 2,000,000 shares of Cinergy Corp. Common Stock, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of April, 1998.



                              /s/  PHILIP R. SHARP, PH.D.
                                Philip R. Sharp, Ph.D.

                        POWER OF ATTORNEY

      KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of up to 2,000,000 shares of Cinergy Corp. Common Stock, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of April, 1998.



                              /s/  VAN P. SMITH
                                 Van P. Smith

                        POWER OF ATTORNEY

      KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of up to 2,000,000 shares of Cinergy Corp. Common Stock, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of April, 1998.



                              /s/  DUDLEY S. TAFT
                                 Dudley S. Taft

                        POWER OF ATTORNEY

      KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of up to 2,000,000 shares of Cinergy Corp. Common Stock, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of April, 1998.



                              /s/  OLIVER W. WADDELL
                                 Oliver W. Waddell